Note 7 - Vessels and Advances, Net (Tables)	6 Months Ended
Jun. 30, 2023
Notes Tables
Schedule Vessels and Advances, Net [Table Text Block]
	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, January 1, 2023	$4,796,102	$(1,129,241)	$3,666,861
Depreciation	-	(82,269)	(82,269)
Vessel acquisitions, advances and other vessels’ costs	7,590	-	7,590
Vessel sales, transfers and other movements	(56,857)	4,544	(52,313)
Balance, June 30, 2023	$4,746,835	$(1,206,966)	$3,539,869